                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.:  399-02649 THROUGH 399-02680
       SERVICE MERCHANDISE COMPANY, INC.  Judge:     PAINE
                                          Chapter 11

Debtor(s)

           MONTHLY OPERATING REPORT FOR PERIOD ENDING           January 26, 2003
           COMES NOW,                          SERVICE MERCHANDISE COMPANY, INC.


Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing December 30, 2002 and ending January 26, 2003 as shown by the report and 15 pages and exhibits consisting of containing the following as indicated:

             X     Monthly Reporting Questionnaire (Attachment 1)
           -------
             X     Comparative Balance Sheets (Forms OPR-1 & OPR-2)
           -------
            N/A    Summary of Accounts Receivable (Form OPR-3)
           -------
             X     Schedule of Postpetition Liabilities (Form OPR-4)
           -------
             X     Statement of Income (Loss) (Form OPR-5)
           -------

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company.

Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


Date: 2/18/03           DEBTOR-IN-POSSESSION


                        By: /s/ Michael E. Hogrefe
                        -------------------------------------------------------
                        Name and Title: MICHAEL E. HOGREFE, SR. VP
                                        AND CHIEF FINANCIAL OFFICER
                        -------------------------------------------------------
                        Address: 7100 SERVICE MERCHANDISE DRIVE
                        -------------------------------------------------------
                        BRENTWOOD, TENNESSEE 37027
                        -------------------------------------------------------
                        Telephone No: (615) 660-3340
                        -------------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

1. PAYROLL


                                                                                       WAGES                     TAXES
                                                                                -----------------------   --------------------
   OFFICERS                                 TITLE                                 GROSS         NET         DUE         PAID
------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE       SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                      GENERAL COUNSEL AND SECRETARY                             $27,693.91   $19,022.92   $2,049.91  $6,369.72

MICHAEL E. HOGREFE    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER         $23,847.83   $16,586.27   $1,697.58  $5,312.62



Note: The disclosure on page one is an integral part of these financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  DECEMBER 30, 2003 THROUGH JANUARY 26, 2003


2.  INSURANCE

                                                           COVERAGE        POLICY        EXPIRATION      PREMIUM     DATE COVERAGE
TYPE                       NAME OF CARRIER                  AMOUNT         NUMBER           DATE         AMOUNT      PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                   Fireman's Fund Insurance Co  $5 Million      01MXI9761300      06/30/03         $20,625     06/30/03
                           Royal Indemnity Co.          $5.5 Million     R2HD325112       06/30/03         $60,000     06/30/03
Boiler & Machinery         Hartford Steam Boiler        $16.5 Million    FBP4914359       12/31/03         $20,248     12/31/03
General Liability          Ace American Ins Co          $5 Million      XSLG2057804A      12/31/03          $8,500     12/31/03
TN-Work Comp Assigned Rsk  Continental Casualty Co      Statutory     6S59UB878X943102    06/01/03          $3,989     06/01/03
Auto                       Pacific Employers Ins Co     $1 Million      ISAH07969661      12/31/03          $2,500     12/31/03
Umbrella                   Westchester Fire             $25 Million       CUA151233       06/30/03        $280,400     06/30/03
Directors & Officers       Continental Insurance Co     $10 Million       300714943       12/31/03        $514,286     12/31/03
                           Federal Insurance Co         $10 Million      81278902-A       12/31/03        $470,250     12/31/03
                           Royal Insurance Co           $10 Million       PSF000009       12/31/03        $470,250     12/31/03
Fiduciary                  National Union Fire Ins Co   $3 Million         2678130        12/31/03         $60,000     12/31/03


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CORPORATE ACCOUNTS                                                               $1,080,108


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                   11,722


OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                                  14,889


INVESTMENTS
SHORT TERM INVESTMENTS                                                           94,575,222
                                                                                ------------
TOTAL CASH PER GENERAL LEDGER                                                   $95,681,941
                                                                                ============



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: DECEMBER 30, 2002 THOUGH JANUARY 26, 2003

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                       ACTUAL       ACTUAL        ACTUAL        ACTUAL         TOTAL
                          MONDAY      12/30/02     01/06/03      01/13/03      01/20/03      12/30/02
                          SUNDAY      01/05/03     01/12/03      01/19/03      01/26/03      01/26/03
                          ------      --------     --------      --------      --------      --------
Receipts:
   Sales receipts/Profit Sharing      $    --       $    --       $    --       $    --       $    --
   Miscellaneous receipts                 232           107           259            63       $   661
   Real Estate Proceeds/Settlement         --            --            --            --       $    --
   Expense reiumbursements                 --            --            --            --       $    --
                                      -------       -------       -------       -------       -------
Total available collections               232           107           259            63       $   661


Disbursements:
   All disbursements                      591           478         1,005           533       $ 2,607
                                      -------       -------       -------       -------       -------
Total disbursements                       591           478         1,005           533       $ 2,607
                                      -------       -------       -------       -------       -------

Net receipts/(disbursements)          $  (359)      $  (371)      $  (746)      $  (470)      $(1,946)
                                      =======       =======       =======       =======       =======



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   ACTUAL
                                  01/26/03
                                  --------
Ending total revolver balance      $   --
Term loan                              --
Standby letters of credit           4,805
Trade letters of credit                --
                                   ------
Total extensions of credit          4,805

Borrowing base                         --
                                   ------

Availability                       $   --
                                   ======



(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

4.  PAYMENTS TO PROFESSIONALS DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

VENDOR #           VENDOR NAME                                                  CHECK AMT.           CHECK DATE       CHECK #
-------------------------------------------------------------------------------------------------------------------------------
48779              Loss, Pavone and Orel                                        1,671.35             01/16/03        70002344
57117              Deloitte and Touche                                         17,000.00             01/16/03        70002296
67017              Barkley and Thompson                                           219.67             01/16/03        70002340
71217              Bass, Berry and Sims                                        98,495.36             01/15/03        B0027495
80679              McLain and Merritt                                          10,000.00             01/13/03        70002322
99329              The Aegis Group                                                563.00             01/15/03        70002330
99319              Otterbourg, Steindler, Houston and Rosen, PC                52,371.68             01/15/03        B0027498
99444              Sitrick and Company                                            665.00             01/15/03        B0027497
99459              Robert L. Berger and Associates                             97,536.02             01/15/03        B0027500
99459              Robert L. Berger and Associates                             17,308.95             01/24/03        B0027502



Note: The disclosure on page one is an integral part of these financial statements and schedules.

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)


                                                                     JANUARY 26,
                                                                        2003
                                                                     -----------
ASSETS
Current Assets:
     Cash and cash equivalents                                         $ 95,682
     Accounts receivable                                                    405
     Prepaid Expenses                                                       100
                                                                       --------

     TOTAL CURRENT ASSETS                                                96,187
                                                                       --------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                       36,924
     Capitalized leases, net of accumulated amortization                     --
                                                                       --------

                    TOTAL PROPERTY AND EQUIPMENT                         36,924
                                                                       --------


     Other assets and deferred charges                                   15,767
                                                                       --------
     TOTAL ASSETS                                                      $148,878
                                                                       ========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:

     Notes payable to banks                                            $     --
     Accounts payable                                                    12,268
     Accrued expenses                                                    27,355
     State & Local tax                                                      358
     Current maturities capitalized leases                                   --
                                                                       --------


     TOTAL CURRENT LIABILITIES                                           39,981
                                                                       --------


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)

Long-Term Liabilities:
     Long-term debt                                                   --
     Capitalized lease obligations                                    --
Liabilities Subject To Compromise:
     Accrued restructuring costs                                  42,067
     Capitalized lease obligations                                    --
     Long-term debt                                              314,562
     Accounts payable                                            220,215
     Accrued expenses                                            108,106
                                                               ---------
     Total Liabilities Subject To Compromise                     684,950

     TOTAL LIABILITIES                                           724,931
                                                               ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY

     Common stock                                                 49,936
     Additional paid-in-capital                                    5,881
     Deferred compensation                                            --
     Accumulated other comprehensive loss                             --
     Retained (deficit) earnings                                (631,870)
                                                               ---------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY            (576,053)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY      $ 148,878
                                                               =========



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: JANUARY 26, 2003
FORM OPR-3  NOT APPLICABLE



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED:  1/26/2003
FORM OPR-4

                                                                            Total
                                                                           -------
Trade Accounts Payable (Merchandise)                                       $12,268




                                                                            Total
                                                                           -------
Expense & other payables                                                   $27,355


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: DECEMBER 30, 2002 THROUGH JANUARY 26, 2003

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                        DATE         DATE           TOTAL
                TAXES PAYABLE                         INCURRED        DUE            DUE
                                                    --------------------------------------------
Federal income tax                              **     Various      Various                  --

State income tax                                       Various      Various              $ (194)
                                                                                   ------------

                                      SUBTOTAL                                           $ (194)
                                                                                   ------------


Sales/use tax                         SUBTOTAL  *      Various      Various              $  565

                                                                                   ------------


Personal property tax                           *      Various      Various              $  119

Real estate taxes                               *      Various      Various              $3,716

Inventory taxes                                 *      Various      Various              $ (388)

Gross receipts/bus licenses                     *      Various      Various              $    4

Franchise taxes                                 *      Various      Various              $  588
                                                                                   ------------

                                      SUBTOTAL                                           $4,039
                                                                                   ------------


                                                                                   ------------
TOTAL TAXES PAYABLE                                                                      $4,410
                                                                                   ============


*   liability included in accrued expenses on OPR-2
**  tax reserve


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: DECEMBER 30, 2002 THOUGH JANUARY 26, 2003

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE                                   TOTAL DUE
                                                         INCURRED             DATE DUE        (1/26/03 BALANCE)
                                                         --------             --------        -----------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00                NA                $   --
         Facility standby letters of credit              04/14/00                NA                 4,805
         Facility trade letters of credit                04/14/00                NA                    --
         Term loans                                      04/14/00                NA                    --
                                                                                                   ------
TOTAL EXTENSIONS OF CREDIT                                                                         $4,805
                                                                                                   ======


ACCRUED INTEREST PAYABLE                                                                           $   --
                                                                                                   ======

As of 4/16/02, The Standby Letters of Credit were fully cash collateralized



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)




                                                                                    ACTIVITY
                                                                               DECEMBER 30, 2002
                                                                                    THROUGH
                                                                               JANUARY 26, 2003
                                                                               -----------------
Net Sales                                                                              $  --


Costs of merchandise sold and buying and occupancy expense                                83
                                                                                       -----
Gross margin after cost of merchandise sold and buying and occupancy expenses            (83)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                              130
     Net Advertising                                                                      --
     Banking and Other Fees                                                              (98)
     Real Estate and Other Taxes                                                           1
     Supplies                                                                              1
     Communication and Equipment                                                           5
     Travel                                                                                0
     UCC and Other Services                                                               --
     Legal and Professional                                                               25
     Sales and Shipping                                                                   --
     Insurance                                                                            --
     Miscellaneous                                                                      (173)
     Credit Card Services                                                                 --
                                                                                       -----
Total Selling, General and Administrative Expenses                                      (109)



Other expense/(income), net                                                               --


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)




Restructuring charge (credit)                                                --
Depreciation and amortization                                                --
                                                                          -----
Earnings (loss) before interest, reorganization items, and income tax        26

Interest expense - debt                                                      --
Interest expense - capitalized leases                                        --
                                                                          -----
Earnings (loss) before reorganization items, and income tax                  26

Reorganization Items:
     Legal and Professional                                                  42
     (Gain) on Disposal of Assets                                            --
     Miscellaneous                                                          (56)
     Close Store Charges                                                    361
                                                                          -----
     Total Reorganization Items                                             347

Earnings (loss) before income tax                                          (321)
     Income tax benefit                                                      --
     Cumulative Effect of Change in Accounting Principles                    --
                                                                          -----
Net earnings (loss)                                                       $(321)
                                                                          =====



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.